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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 12, 2002

INTERNATIONAL RECTIFIER CORPORATION
(Exact name of registrant as specified in charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-7935 (Commission File Number)	95-1528961 (IRS Employer Identification No.)

233 KANSAS STREET, EL SEGUNDO, CALIFORNIA 90245
(Address of principal executive offices)

(310) 726-8000
(Registrant's telephone number, including area code)

No Change
(Former name or former address, if changed since last report)

Item 5. Other Events

        In its report on Form 8-K filed on June 6, 2002, International Rectifier Corporation ("IR") reported, among other things, that the Federal District Court in Los Angeles, California, in the matter of IR v. IXYS Corporation ("IXYS"), entered a permanent injunction, effective June 5, 2002, barring IXYS "and all persons in active concert or participation with them who receive actual notice" of the injunction from "making, using, offering to sell or selling in, or importing into, the United States, MOSFETs (including IGBTs) covered by" IR's U.S. patents 4,959,699, 5,008,725 and/or 5,130,767. IXYS has requested that the Court of Appeals for the Federal Circuit enter a stay of the injunction pending appeal by IXYS. On June 7, 2002, the Court of Appeals entered a temporary stay of such injunction pending its consideration of IXYS's request. The Court of Appeals has not ruled on any other aspect of the case as disclosed in IR's June 6, 2002 8-K report.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL RECTIFIER CORPORATION

Date: June 12, 2002	By:	/s/ GERALD A. KORIS
		Name:	Gerald A. Koris
		Title:	Secretary and General Counsel

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  Item 5. Other Events
SIGNATURES